VAXA GLOBAL, LLC
Consolidated Financial Statements
December 31, 2017 and 2018

VAXA GLOBAL, LLC
CONTENTS

	Page
Report of Independent Registered Public Accounting Firm	**3**
Financial Statements	
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Consolidated Statements of Cash Flows	6
Consolidated Statements of Owner's Equity/(Deficit)	7
Notes to Consolidated Financial Statements	8

M&K CPAS PLLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Vaxa Global, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Vaxa Global, LLC. (the Company) as of December 31, 2018 and 2017, and the related consolidated statements of operations, shareholders' deficit, and cash flows for each of the period from Inception (August 18, 2017) through December 31, 2017 and for the year ended December 31, 2018, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and the period from Inception (August 18, 2017) through December 31, 2017, and the results of its operations and its cash flows for period from Inception (August 18, 2017) through December 31, 2017 and for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continues as a going concern. As discussed in Note 2 to the financial statements, the Company suffered significant net losses from operations since inception and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC.

We have served as the Company's auditor since 2019.
Houston, TX
November 6, 2019

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
FOR THE YEARS ENDING DECEMBER 31, 2018 AND DECEMBER 31, 2017

	2017	2018
ASSETS		
CURRENT ASSETS		
Cash & Cash Equivalents	$ 40,975	$ 48,031
Total Current Assets	40,975	48,031
PROPERTY AND EQUIPMENT, NET	-	-
OTHER ASSETS		
Exclusive Suppy Rights, net	689,889	549,889
Total Other Assets	689,889	549,889
TOTAL ASSETS	$ 730,864	$ 597,920
LIABILITIES & OWNER'S EQUITY/(DEFICIT)		
CURRENT LIABILITIES		
Accounts Payable, related party	$ 6,000	$ -
Credit Agreement, related party	12,657	275,101
Customer Deposits	50,000	250,000
Obligations on Exclusive Rights	600,000	404,890
Promissory Notes, current portion - in default	250,000	250,000
Total Current Liabilities	918,657	1,179,991
LONG TERM LIABILITIES		
Promissory Notes	-	-
Total Long Term Liabilities	-	-
TOTAL LIABILITIES	918,657	1,179,991
OWNER'S EQUITY/(DEFICIT)		
Contributions	-	500,000
Accumulated Deficit	(187,793)	(1,082,071)
Total Equity/(Deficit)	(187,793)	(582,071)
TOTAL LIABILITIES & EQUITY	$ 730,864	$ 597,920

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDING DECEMBER 31, 2018 AND THE PERIOD FROM INCEPTION (AUGUST 18, 2017) THROUGH DECEMBER 31, 2017

	2017	2018
REVENUE	$ -	$ -
Cost of Sales	-	-
GROSS PROFIT	-	-
OPERATING EXPENSES		
Selling and Marketing Expenses	29,877	19,036
General and Administrative Expenses	147,805	730,352
Depreciation and Amortization	10,111	140,000
Total Operating Expenses	187,793	889,388
INCOME/(LOSS) FROM OPERATIONS	(187,793)	(889,388)
OTHER INCOME/(EXPENSE)		
Interest Income/(Expense)	-	(4,890)
Other Income/(Expense)	-	-
INCOME/(LOSS) BEFORE TAX EXPENSE	(187,793)	(894,278)
Income Tax	-	-
NET INCOME/(LOSS)	$ (187,793)	$ (894,278)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDING DECEMBER 31, 2018 AND THE PERIOD FROM INCEPTION (AUGUST 18, 2017) THROUGH DECEMBER 31, 2017

	2017	2018
OPERATING ACTIVITIES		
Net Income/(Loss)	$ (187,793)	$ (894,278)
Adjustments to reconcile Net Income/(Loss) to net cash provided by/(used in) operating activities:		
Depreciation and Amortization	10,111	140,000
Changes in operating assets and liabilities:		
Accounts Payable	6,000	(6,000)
Customer Deposits	50,000	200,000
Obligations on Exclusive Rights	-	4,890
Net Cash provided by/(used in) Operating Activities	(121,682)	(555,388)
INVESTING ACTIVITIES		
	-	-
Net Cash provided by/(used in) Investing Activities	-	-
FINANCING ACTIVITIES		
Borrowings on Promissory Notes	250,000	-
Borrowings on Credit Agreement, related party	141,609	643,458
Repayments on Credit Agreement, related party	(128,952)	(381,014)
Repayments on Exclusive Supply Rights	(100,000)	(200,000)
Equity Contributions	-	500,000
Net Cash provided by/(used in) FinancingActivities	162,657	562,444
Net Cash increase for period	40,975	7,056
Cash at beginning of period	-	40,975
Cash at end of period	$ 40,975	$ 48,031
Supplemental Disclosure of Cash Flow Information:		
Financed Exclusive Supply Rights	$ 700,000	$ -

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OWNER'S EQUITY/(DEFICIT)
FOR THE YEAR ENDING DECEMBER 31, 2018 AND THE PERIOD FROM INCEPTION (AUGUST 18, 2017) THROUGH DECEMBER 31, 2017

BALANCE AT INCEPTION (AUGUST 18, 2017)	$ -
Net Income/(Loss)	(187,793)
BALANCE AT DECEMBER 31, 2017	$ (187,793)
Contributions	500,000
Net Income/(Loss)	(894,278)
BALANCE AT DECEMBER 31, 2018	$ (582,071)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

VAXA GLOBAL, LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2018 AND 2017

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations – Vaxa Global, LLC ("VAXA" or the "Company") was formed in the State of Nevada on August 18, 2017 and is an operating company focused on developing a hemp-based CBD seed to sale organization through acquisitions and organic growth. The Company plans to acquire, or form separate, wholly owned subsidiaries or joint ventures to farm and grow hemp crops, harvest hemp biomass for internal use or sale, extract CBD isolate for internal use and sale, develop consumer products based on whole plant hemp usage and distribute consumer products to retail channels and direct to consumer.

Concentrations of Credit Risk - The Company maintains cash balances and other liquid investments with financial institutions located in the United States. In the course of business, the Company may have cash or cash equivalents with various financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances.

Cash Equivalents - The Company considers all highly liquid investment securities purchased with a maturity at acquisition of three months or less to be cash equivalents. There are no cash equivalents at December 31, 2018 or December 31, 2017.

Income Taxes - The Company is organized as a limited liability company and has elected to be taxed as a partnership which does not pay U.S. federal income taxes, nor does it recognize income taxes resulting from members' tax situations, if any. As such, no income taxes have been recorded for the periods ending December 31, 2017 or December 31, 2018.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events - The Company has evaluated subsequent events in accordance with ASC Topic 855, *Subsequent Events*, through the issuance of these financial statements.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements for the fiscal year ended December 31, 2018, the

Company incurred an operating loss of $894,278 for the most recent fiscal year reported herein. The losses of the Company, as well as other factors, raise substantial doubt about the Company's ability to continue as a going concern.

The Company's existence is dependent upon management's ability to develop and/or acquire profitable operations though the organic growth of companies it acquires, and through additional acquisition of new companies, to obtain additional sources of financing to fund the growth of the acquired companies and fund new acquisitions, and maintain appropriate levels of working capital and liquidity. There can be no assurance that the Company's financing efforts will result in profitable operations or the resolution of the Company's working capital and liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

Vaxa's management believes that the consolidation of its companies with Two Rivers Water and Farming Company and the application of Vaxa's management's strategy for growing the business of the consolidated group, organically and by acquisition, will result in increased revenue generation, heightened synergies and improved operating results, profitability and cash flows, all of which will resolve doubts as to the ability of these operating companies to continue as going concerns.

NOTE 3 – NOTES PAYABLE – RELATED PARTY

In conjunction with the audit of the Company, Easby Land & Cattle, LLC, ("Easby") the sole owner of the Company's equity entered into a Credit Agreement with the Company. In 2017, activity in the Credit Agreement account included advances by Easby of $141,609 and repayments of $128,952 leaving an ending balance as of December 31, 2017 of $12,657. In 2018, activity in the Credit Agreement account included advances by Easby of $643,458 and repayments of $381,014 leaving an ending balance as of December 31, 2018 of $275,101.

NOTE 4 – EXCLUSIVE SUPPLY RIGHTS AND OBLIGATIONS ON EXCLUSIVE RIGHTS

On December 5, 2017, the Company entered into a five-year exclusive supply agreement with Hemp Sense Inc. based in Manitoba, Canada for the purchase of cannabidiol-rich hemp biomass. The agreement was updated on September 13, 2018 to clarify certain terms as well as the pricing schedule. The agreement calls for fixed payments of $700,000 for the exclusive supply rights at competitive fixed prices. The Company has recognized the value of the agreement as an Other Asset and is amortizing the value over the 5 year period. The balance, net of amortization, on December 31, 2017 was $689,889 and December 31, 2018 was $549,889 and amortization expense was $10,111 for 2017 and $140,000 for 2018. The company also recognized a Current Liability, called Obligations on Exclusive Rights, to reflect the remaining payment commitment to Hemp Sense under the agreement. In 2017, activity in this account included the recognition of the $700,000 liability and payments of $100,000 to leave an ending balance as of December 31, 2017 of $600,000. In 2018, activity in this account included the addition of interest of $4,890 and payments of $200,000 to leave an ending balance as of December 31, 2018, of $404,890. Subsequent to December 31, 2018, additional payments of $100,000 were made and on August 5, 2019,

an agreement was signed which lowered the remaining balance payable to $50,000 (see NOTE 10 – SUBSEQUENT EVENTS).

NOTE 5 – CUSTOMER DEPOSITS

The Customer Deposits account represents payments made by customers for services or products which the Company has not yet delivered or may have some remaining obligation for fulfillment. The balance on the account was $50,000 as of December 31, 2017 and $250,000 as of December 31, 2018.

NOTE 6 – PROMISSORY NOTES

The Company has a single third-party promissory note to an individual which has a payment in kind feature for interest which has been satisfied by Montverde Partners through product delivery at fair market values. The Note has passed its original maturity date of November 17, 2017 and could be called on demand. The balance on the account was $250,000 as of December 31, 2017 and $250,000 as of December 31, 2018.

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company has a Management Services Agreement with Easby Land & Cattle, LLC, its sole equity holder, governing the management of the company. The Company accrued management fee expenses of $140,000 in 2017 and $336,000 in 2018 under this agreement. Unpaid amounts of $91,509 during 2017 and $162,195 during 2018 were added to the outstanding balance of the Credit Agreement at the end of each period so that there was no amount owing in the management fee account at the end either period. The Agreement terminates upon the change in control of the company.

On December 15, 2018, the Company entered into an agreement to purchase $250,000 of in-process Research and Development expenses of Gramz Holdings, LLC. One of the sellers, holding 40% of the ownership interests in Gramz, was Kalia Management, LLC, an entity solely owned by Andraya Carson. Ms. Carson serves as an officer of the Company and its sole shareholder, Easby Land & Cattle, LLC. The in-process Research and Development expenses were expensed as incurred for asset acquisitions under ASC 730 due to a lack of alternative future use.

The Company paid Carson Consulting, LLC, a company owned by Ms. Carson, $18,000 in 2017 and $24,000 in 2018 for professional services. The Accounts Payable to related party as of December 31, 2017 included a $6,000 invoice from Carson Consulting which was paid during 2018. Ms. Carson was also reimbursed for $9,564 for expenses.

NOTE 8 – FAIR VALUE MEASUREMENTS

The Company has determined the fair value of certain financial liabilities measured on a recurring basis are as follows:

	Quoted Market Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
December 31, 2017:				
Fair value	$ -0-	$ -0-	$ -0-	$ -0-
December 31, 2018:				
Fair value	$ -0-	$ -0-	$ -0-	$ -0-

Financial assets and liabilities valued using level 1 inputs are based on unadjusted quoted market prices within active markets. Financial assets and liabilities valued using level 2 inputs are based primarily on quoted prices for similar assets or liabilities in active or inactive markets. Financial assets and liabilities using level 3 inputs are primarily valued using management's assumptions about the assumptions market participants would utilize in pricing the asset or liability.

NOTE 9 – OWNER'S EQUITY

The Company is organized as a limited liability company with a single equity holder, Easby Land & Cattle, LLC. During the year 2018, Easby made $500,000 in equity contributions to the Company leaving an ending balance in the Shareholder Contribution account of $500,000 at December 31, 2018. The balance as of December 31, 2017 was $0.

NOTE 10 – SUBSEQUENT EVENTS

On July 31, 2019, 100% of the Company's equity interest was acquired by Two Rivers Water & Farming Company for 30,000,000 shares of common stock and the Company became a whole owned subsidiary of Two Rivers. The Management Services Agreement with Easby Land & Cattle, LLC was automatically terminated with this change in control (see NOTE 7 – RELATED PARTY TRANSACTIONS).

On August 5, 2019, the Company was a party to an agreement to settle the remaining amount due to Hemp Sense Inc. for the Exclusive Supply Agreement (see NOTE 4 – EXCLUSIVE SUPPLY RIGHTS AND OBLIGATIONS ON EXCLUSIVE RIGHTS). In combination with a contribution of other assets transferred by affiliates of Easby Land & Cattle, LLC and a promise by the Company to pay $50,000, the remaining obligation for the exclusive rights agreement will be satisfied.

On September 10, 2019, the Company entered into an Equipment Purchase Agreement and a Cancellation Agreement with Montverde Partners, LLC whereby the Farm Lease between the companies was

terminated and the Company acquired i.) extraction equipment, ii) full ownership of the Butte Valley Farm harvest and iii.) all seed, clone and biological assets of Montverde in exchange for 3,000,000 shares of Two Rivers Water & Farming Company common stock which was contributed by Easby Land & Cattle, LLC with no further obligation from the Company.